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                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY

                    AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT")
               dated as of April 16, 2002 among MCLEODUSA INCORPORATED, a Delaware corporation (the "BORROWER"), each Subsidiary of the Borrower listed on Schedule I hereto or becoming a party hereto as provided in Section 7.16 hereof (each such Subsidiary individually, a "SUBSIDIARY GRANTOR", and collectively, the "SUBSIDIARY GRANTORS", and together with the Borrower, the "GRANTORS") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan
               Bank), a New York banking corporation ("JPMORGAN CHASE"), as Collateral Agent for the Secured Parties (as defined herein).

          Reference is made to (a) the Credit Agreement dated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT") among the Borrower, the lenders from time to time party thereto (the "EXISTING LENDERS") and JPMorgan Chase, as Administrative Agent and Collateral Agent, (b) the Credit Agreement dated as of April 16, 2002 (as amended, supplemented or otherwise modified from time to time, the "NEW CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS") among the Borrower, the lenders from time to time party thereto (the "NEW LENDERS", and together with the Existing Lenders, the "LENDERS"), and JPMorgan Chase, as Administrative Agent and Collateral Agent, and (c) the Amended and Restated Subsidiary Guarantee Agreement dated as of April 16, 2002 (as amended, supplemented or otherwise modified from time to time, the "SUBSIDIARY GUARANTEE AGREEMENT") among the Subsidiary Grantors and the Collateral Agent.

          Reference is also made to (a) the Subsidiary Security Agreement dated as of May 31, 2000 (the "EXISTING SUBSIDIARY SECURITY AGREEMENT") among each Subsidiary of the Borrower listed on Schedule I thereto and each other Subsidiary that became a party thereto as provided in Section 7.15 thereof (collectively, the "EXISTING SUBSIDIARY GRANTORS") and the Collateral Agent and
(b) the Borrower Security Agreement dated as of May 31, 2000 (the "EXISTING BORROWER SECURITY AGREEMENT", and together with the Existing Subsidiary Security Agreement, the "EXISTING SECURITY AGREEMENTS") among the Borrower and the Collateral Agent. The Collateral Agent, the

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Borrower and the Existing Subsidiary Grantors now wish to amend and restate the
Existing Security Agreements as set forth herein. Each Existing Security Agreement shall be amended and restated in the form hereof as of the Effective Date (as defined in Section 7.18 hereof) and this amendment and restatement of the Original Security Agreements shall not constitute a novation.

          The Existing Lenders have made Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (the "EXISTING AGREEMENT LOANS") to the Borrower and the Issuing Bank (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (the "EXISTING AGREEMENT ISSUING BANK") has issued Letters of Credit (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (the "EXISTING AGREEMENT LETTERS OF CREDIT") for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Existing Credit Agreement. The New Lenders have agreed to make Loans (as defined in the New Credit Agreement) under the New Credit Agreement (the "NEW AGREEMENT LOANS", and together with the Existing Agreement Loans, the "LOANS") to the Borrower and the Issuing Bank (as defined in the New Credit Agreement) under the New Credit Agreement (the "NEW AGREEMENT ISSUING BANK", and together with the Existing Agreement Issuing Bank, the "ISSUING BANKS") has agreed to issue Letters of Credit (as defined in the New Credit Agreement) under the New Credit Agreement (the "NEW AGREEMENT LETTERS OF CREDIT", and together with Existing Agreement Letters of Credit, the "LETTERS OF CREDIT") for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the New Credit Agreement. Each of the Subsidiary Grantors has agreed to guarantee, among other things, all the Guaranteed Obligations (as defined herein). Each of the Grantors acknowledges that it has and will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuing Banks under the Credit Agreements. The obligations of the Existing Lenders to keep the Existing Agreement Loans outstanding and of the Existing Agreement Issuing Banks to keep the Existing Agreement Letters of Credit outstanding are conditioned on, among other things, the execution and delivery of an Amended and Restated Security Agreement in the form hereof. The obligations of the New Lenders to make the New Agreement Loans and of the New Agreement Issuing Banks to issue the New Agreement Letters of Credit are conditioned on, among other things, the execution and delivery by the Grantors of an Amended and Restated

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Security Agreement in the form hereof. In consideration therefor, in consideration for the Existing Agreement Loans previously made and the Existing Agreement Letters of Credit previously issued under the Existing Credit Agreement and in order to induce the New Lenders to make the New Agreement Loans and the New Agreement Issuing Banks to issue the New Agreement Letters of Credit under the New Credit Agreement, the Grantors are willing to execute this Agreement. Each Grantor agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that the security interest granted hereunder and the obligations of each Grantor will survive any extension or renewal of any Guaranteed Obligation.

          Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. DEFINITION OF TERMS USED HEREIN. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreements and the Subsidiary Guarantee Agreement, as applicable. To the extent of any conflict between the Existing Credit Agreement and the New Credit Agreement, the definitions contained in the New Credit Agreement shall control. As used in this Agreement, (i) the term "COLLATERAL AGENT" shall mean JPMorgan Chase, as collateral agent under this Agreement, the Existing Credit Agreement, the New Credit Agreement and the Subsidiary Guarantee Agreement and (ii) the term "ORIGINAL AGREEMENT EXECUTION DATE" shall mean May 31, 2000. All capitalized terms used in this Agreement and defined in the New York UCC (as defined herein) and not otherwise defined in this Agreement shall have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC. The rules of construction and interpretation specified in Sections 1.03 and 1.04 of the Existing Credit Agreement and Sections 1.03 and 1.04 of the New Credit Agreement also apply to this Agreement. To the extent of any conflict between the Existing Credit Agreement and the New Credit Agreement, the rules of construction and interpretation contained in the New Credit Agreement shall control.

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          SECTION 1.02. DEFINITION OF CERTAIN TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

          "ACCOUNT DEBTOR" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

          "ACCOUNTS" shall mean (a) all "Accounts", as such term is defined in the New York UCC, and (b) all indebtedness owed to the Borrower by any Subsidiary pursuant to the Intercompany Loan Agreement.

          "ACCOUNTS RECEIVABLE" shall mean (a) all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now owned or hereafter arising or acquired and (b) the liens and security interests granted pursuant to the Intercompany Security Agreement.

          "ADMINISTRATIVE AGENTS" shall mean the Existing Agreement Administrative Agent and the New Agreement Administrative Agent.

          "BORROWER" shall have the meaning assigned to such term in the preamble of this Agreement.

          "COLLATERAL AGENT" shall have the meaning assigned to such term in
Section 1.01 of this Agreement.

          "COPYRIGHT LICENSE" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting to such Grantor the right to use any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "COPYRIGHTS" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental

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registrations and pending applications for registration in the United States
Copyright Office, including those listed on Schedule II hereto.

          "CREDIT AGREEMENTS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "DESIGNATED HEDGING AGREEMENT" shall mean any Hedging Agreement designated by the Borrower as a secured obligation set forth on Schedule VI attached hereto, as such Schedule may be modified from time to time.

          "EXCLUDED COLLATERAL" shall mean (i) the Grantors= rights under contracts and agreements which by their terms prohibit the granting of a Security Interest therein or assignment thereof (except for (a) Accounts and General Intangibles for money due or to become due thereunder and (b) any such contract as to which consent for the Lien created hereby has been obtained); provided, HOWEVER, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such Guaranteed Obligations Collateral to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code as from time to time in effect or other applicable law,
(ii) Equipment subject to a capitalized lease or purchase money Liens permitted under each Credit Agreement that prohibits the granting of any other Lien on such Equipment; PROVIDED that such Equipment shall become Guaranteed Obligations Collateral upon release of such capitalized lease or purchase money Lien, (iii) property subject to a Lien permitted by Section 6.03(iii) of the Existing Credit Agreement and Section 6.03(iii) of the New Credit Agreement if an agreement relating to such Lien prohibits the granting of any other Lien on such property and (iv) any Fixtures attached to real property that is subject to a Lien permitted by each Credit Agreement.

          "EXISTING AGREEMENT ADMINISTRATIVE AGENT" shall mean the "Administrative Agent", as such term is defined in the Existing Credit Agreement.

          "EXISTING AGREEMENT EFFECTIVE DATE" shall mean the "Effective Date", as such term is defined in the Existing Credit Agreement.

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          "EXISTING AGREEMENT EVENT OF DEFAULT" shall mean an "Event of
Default", as such term is defined in the Existing Credit Agreement.

          "EXISTING AGREEMENT GUARANTEED OBLIGATIONS" shall mean (i) the due and punctual payment by the Borrower of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, including the Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding) on the Existing Agreement Loans under the Existing Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Borrower under the Existing Credit Agreement in respect of any Existing Agreement Letters of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(C) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, including the Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Existing Agreement Secured Parties under the Existing Credit Agreement or the other Existing Agreement Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and the other Existing Agreement Loan Parties under or pursuant to the Existing Credit Agreement and the other Existing Agreement Loan Documents and (iii) the due and punctual payment and performance of all obligations of any Existing Agreement Loan Party under each Designated Hedging Agreement entered into in connection with the Existing Credit Agreement with a counterparty that was an Existing Lender (or an Affiliate of an Existing Lender) at the time such Designated Hedging Agreement was entered into (or, if later, on the date of the Existing Credit Agreement).

          "EXISTING AGREEMENT ISSUING BANK" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "EXISTING AGREEMENT LETTERS OF CREDIT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

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          "EXISTING AGREEMENT LOAN DOCUMENTS" shall mean the "Loan Documents", as such term is defined in the Existing Credit Agreement.

          "EXISTING AGREEMENT LOAN PARTIES" shall mean the "Loan Parties", as such term is defined in the Existing Credit Agreement.

          "EXISTING AGREEMENT PERMITTED INVESTMENTS" shall mean the "Permitted Investments", as such term is defined in the Existing Credit Agreement.

          "EXISTING AGREEMENT REQUIRED LENDERS" shall mean the "Required Lenders", as such term is defined in the Existing Credit Agreement.

          "EXISTING AGREEMENT SECURED PARTIES" shall mean (a) the Existing Lenders, (b) the Swingline Lender (as defined in the Existing Credit Agreement),
(c) the Existing Agreement Administrative Agent, (d) the Collateral Agent, (e) the Existing Agreement Issuing Bank, (f) each counterparty to a Designated Hedging Agreement entered into with an Existing Agreement Loan Party if such counterparty was an Existing Lender (or an Affiliate thereof) at the time such Designated Hedging Agreement was entered into (or, if later, on the date of the Existing Credit Agreement), (g) the beneficiaries of each indemnification obligation undertaken by the Borrower under any Existing Agreement Loan Document and (h) the successors and assigns of each of the foregoing.

          "EXISTING BORROWER SECURITY AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "EXISTING CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "EXISTING LENDERS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "EXISTING SUBSIDIARY GRANTORS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "EXISTING SUBSIDIARY SECURITY AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

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          "GRANTORS" shall have the meaning assigned to such term in the preamble of this Agreement.

          "GUARANTEED OBLIGATIONS" shall mean the Existing Agreement Guaranteed Obligations and the New Agreement Guaranteed Obligations.

          "GUARANTEED OBLIGATIONS COLLATERAL" shall have the meaning assigned to such term in Section 2.01.

          "INTELLECTUAL PROPERTY" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "LENDERS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "LICENSE" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III hereto.

          "LOANS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "LOAN PARTIES" shall mean the Existing Agreement Loan Parties and the New Agreement Loan Parties.

          "LOAN DOCUMENTS" shall mean the Existing Agreement Loan Documents and the New Agreement Loan Documents.

          "NEW AGREEMENT ADMINISTRATIVE AGENT" shall mean the "Administrative Agent", as such term is defined in the New Credit Agreement.

          "NEW AGREEMENT EFFECTIVE DATE" shall mean the "Effective Date", as such term is defined in the New Credit Agreement.

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          "NEW AGREEMENT EVENT OF DEFAULT" shall mean an "Event of Default", as such term is defined in the New Credit Agreement.

          "NEW AGREEMENT GUARANTEED OBLIGATIONS" shall mean (i) the due and punctual payment by the Borrower of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding) on the New Agreement Loans under the New Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Borrower under the New Credit Agreement in respect of any New Agreement Letters of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (C) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding), of the Borrower to the New Agreement Secured Parties under the New Credit Agreement or the other New Agreement Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and the other New Agreement Loan Parties under or pursuant to the New Credit Agreement and the other New Agreement Loan Documents and (iii) the due and punctual payment and performance of all obligations of any New Agreement Loan Party under each Designated Hedging Agreement entered into in connection with the New Credit Agreement with a counterparty that was a New Lender (or an Affiliate of a New Lender) at the time such Designated Hedging Agreement was entered into (or, if later, on the date of the New Credit Agreement).

          "NEW AGREEMENT ISSUING BANK" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "NEW AGREEMENT LETTERS OF CREDIT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

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          "NEW AGREEMENT LOANS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "NEW AGREEMENT LOAN DOCUMENTS" shall mean the "Loan Documents", as such term is defined in the New Credit Agreement.

          "NEW AGREEMENT LOAN PARTIES" shall mean the "Loan Parties", as such term is defined in the New Credit Agreement.

          "NEW AGREEMENT PERMITTED INVESTMENTS" shall mean the "Permitted Investments", as such term is defined in the New Credit Agreement.

          "NEW AGREEMENT REQUIRED LENDERS" shall mean the "Required Lenders", as such term is defined in the New Credit Agreement.

          "NEW AGREEMENT SECURED PARTIES" shall mean (a) the New Lenders, (b) the New Agreement Administrative Agent, (c) the Collateral Agent, (d) the New Agreement Issuing Bank, (e) each counterparty to a Designated Hedging Agreement entered into with a New Agreement Loan Party if such counterparty was a New Lender (or an Affiliate thereof) at the time such Designated Hedging Agreement was entered into (or, if later, on the date of the New Credit Agreement), (f) the beneficiaries of each indemnification obligation undertaken by the Borrower under any New Agreement Loan Document and (g) the successors and assigns of each of the foregoing.

          "NEW CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "NEW LENDERS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "PATENT LICENSE" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or

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hereafter owned by any third party, is in existence, and all rights of any
Grantor under any such agreement.

          "PATENTS" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or the equivalent thereof in any similar offices in any other country, including those listed on Schedule IV, and
(b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit I to the New Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

          "PERMITTED INVESTMENTS" shall mean the Existing Agreement Permitted Investments and the New Agreement Permitted Investments.

          "PLEDGE AGREEMENT" shall mean the Amended and Restated Pledge Agreement dated as of April 16, 2002, among the Borrower, the Subsidiaries set forth on Schedule I thereto or becoming a party thereto as provided in Section 24 thereof and the Collateral Agent.

          "PROCEEDS" has the meaning specified in Section 9-102 of the New York UCC.

          "REQUIRED LENDERS" shall mean the Existing Agreement Required Lenders and the New Agreement Required Lenders.

          "SECURED PARTIES" shall mean the Existing Agreement Secured Parties and the New Agreement Secured Parties.

          "SECURITY INTEREST" shall have the meaning assigned to such term in
Section 2.01.

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          "SUBSIDIARY GRANTOR" and "SUBSIDIARY GRANTORS" shall have the meanings assigned to such terms in the preamble of this Agreement.

          "SUBSIDIARY GUARANTEE AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "TRADEMARK LICENSE" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and pending applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, except for "Intent to Use" applications for Trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) and 1(d) of said Act has been filed, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                                SECURITY INTEREST

          SECTION 2.01. SECURITY INTEREST. (a) As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral

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Agent, its successors and assigns, for the ratable benefit of the Secured
Parties, a security interest (the "SECURITY INTEREST"), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "GUARANTEED OBLIGATIONS COLLATERAL"):

             (i)  all Accounts;

            (ii)  all Chattel Paper;

           (iii)  all Deposit Accounts;

            (iv)  all Documents;

             (v)  all Equipment;

            (vi)  all General Intangibles;

           (vii)  all Instruments;

          (viii)  all Inventory;

            (ix)  all Intellectual Property;

             (x)  all Investment Property;

            (xi)  Letter-of-credit rights;

           (xii)  specified commercial tort claims, if any;

          (xiii) all books and records pertaining to the Guaranteed Obligations Collateral; and

           (xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

PROVIDED, HOWEVER, that the Guaranteed Obligations Collateral shall not include the Excluded Collateral.

          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable

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jurisdiction for the filing of any financing statement or amendment, including
(a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Guaranteed Obligations Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Guaranteed Obligations Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

          Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Guaranteed Obligations Collateral.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          SECTION 3.01. TITLE AND AUTHORITY. Each Grantor has good and valid rights in and title to the Guaranteed Obligations Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Guaranteed

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Obligations Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

          SECTION 3.02. FILINGS. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete. Fully authorized Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Guaranteed Obligations Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Existing Agreement Administrative Agent or the New Agreement Administrative Agent, as the case may be, after the Existing Agreement Effective Date in the case of filings, recordings or registrations required by Section 5.03(a) or 5.12 of the Existing Credit Agreement or Section 5.03(a) or 5.12 of the New Credit Agreement, respectively) which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Guaranteed Obligations Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Guaranteed Obligations Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof or in a form appropriate for filing with the appropriate office, to the satisfaction of the Collateral Agent, and containing a description of all Guaranteed Obligations Collateral consisting of Intellectual Property with respect to United States Patents and United States

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                                                                              16

registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C.
Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Guaranteed Obligations Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Guaranteed Obligations Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          SECTION 3.03. VALIDITY OF SECURITY INTEREST. The Security Interest constitutes (a) a legal and valid security interest in all the Guaranteed Obligations Collateral securing the payment and performance of the Guaranteed Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Guaranteed Obligations Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions (except as to vehicles) and (c) a security interest that shall be perfected in all Guaranteed Obligations Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Guaranteed Obligations Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.03 of the Existing Credit Agreement and Section 6.03 of the New Credit Agreement.

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                                                                              17

          SECTION 3.04. ABSENCE OF OTHER LIENS. The Guaranteed Obligations Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.03 of the Existing Credit Agreement and Section 6.03 of the New Credit Agreement. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Guaranteed Obligations Collateral, (b) any assignment in which any Grantor assigns any Guaranteed Obligations Collateral or any security agreement or similar instrument covering any Guaranteed Obligations Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Guaranteed Obligations Collateral or any security agreement or similar instrument covering any Guaranteed Obligations Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.03 of the Existing Credit Agreement and Section
6.03 of the New Credit Agreement. None of the Grantors hold any commercial tort claim except as indicated on the Perfection Certificate.

                                   ARTICLE IV

                                    COVENANTS

          SECTION 4.01. CHANGE OF NAME; LOCATION OF GUARANTEED OBLIGATIONS COLLATERAL; RECORDS; PLACE OF BUSINESS. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name,
(ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Guaranteed Obligations Collateral owned by it or any office or facility at which Guaranteed Obligations Collateral (other than real property and improvements and fixtures thereto) owned by it with a book value in excess of $250,000 is located (including the establishment of any such new office or facility), (iii) in its identity, type of organization, corporate structure or jurisdiction of incorporation or organization or (iv) in its Federal Taxpayer Identification Number or other identification number given by its jurisdiction of incorporation or organization. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence

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                                                                              18

unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Guaranteed Obligations Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Guaranteed Obligations Collateral owned or held by such Grantor is damaged or destroyed.

          (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Guaranteed Obligations Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Guaranteed Obligations Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Guaranteed Obligations Collateral.

          SECTION 4.02. PERIODIC CERTIFICATION. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Existing Credit Agreement and Section 5.01 of the New Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and a legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Guaranteed Obligations Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any

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                                                                              19

continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

          SECTION 4.03. PROTECTION OF SECURITY. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Guaranteed Obligations Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Guaranteed Obligations Collateral and the priority thereof against any Lien not expressly permitted pursuant to
Section 6.03 of the Existing Credit Agreement and Section 6.03 of the New Credit Agreement.

          SECTION 4.04. FURTHER ASSURANCES. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Guaranteed Obligations Collateral shall be or become evidenced by any promissory note or other instrument (other than promissory notes issued by Illinois Consolidated Telephone Company and set forth in
Schedule 6.02 to the Existing Credit Agreement and Schedule 6.02 of the New Credit Agreement), such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. Each Grantor further agrees that it will not take any action or permit any action to be taken that would cause any membership interest in a limited liability company or partnership interest pledged hereunder to become a "security" as defined in Article 8 of the Uniform Commercial Code of any State or the District of Columbia, unless such membership interest or partnership interest has been certificated and pledged to the Collateral Agent pursuant to the Pledge Agreement.

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                                                                              20

          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, HOWEVER, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Guaranteed Obligations Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Guaranteed Obligations Collateral. Each Grantor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Guaranteed Obligations Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Guaranteed Obligations Collateral.

          SECTION 4.05. INSPECTION AND VERIFICATION. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Guaranteed Obligations Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Guaranteed Obligations Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and, upon an Existing Agreement Event of Default or a New Agreement Event of Default, with their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Guaranteed Obligations Collateral, including, in the case of Accounts or Guaranteed Obligations Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Guaranteed Obligations Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Existing Credit Agreement and Section 9.12 of the New Credit Agreement).

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                                                                              21

          SECTION 4.06. TAXES; ENCUMBRANCES. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Guaranteed Obligations Collateral and not permitted pursuant to Sections 5.05 and 6.03 of the Existing Credit Agreement and Sections 5.05 and 6.03 of the New Credit Agreement, and may pay for the maintenance and preservation of the Guaranteed Obligations Collateral to the extent any Grantor fails to do so as required by the Credit Agreements or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; PROVIDED, HOWEVER, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

          SECTION 4.07. ASSIGNMENT OF SECURITY INTEREST. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest. The Borrower hereby assigns to the Collateral Agent the security interest that is created by the Intercompany Security Agreement to secure the payment of Accounts due under the Intercompany Loan Agreement.

          SECTION 4.08. CONTINUING OBLIGATIONS OF THE SUBSIDIARY GRANTORS. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Guaranteed Obligations Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          SECTION 4.09. USE AND DISPOSITION OF GUARANTEED OBLIGATIONS COLLATERAL. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Guaranteed Obligations Collateral or shall grant any other Lien in respect of the Guaranteed Obligations Collateral, except as expressly permitted by Section 6.03 of the Existing Credit Agreement and Section
6.03 of the New Credit Agreement. None of the Grantors shall make or permit to be made any assignment or transfer of the Guaranteed Obligations Collateral and each Grantor shall remain at all times in possession of the Guaranteed Obligations Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until an Existing Agreement Event of Default or a New Agreement Event of Default shall have occurred and be continuing, that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Guaranteed Obligations Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Guaranteed Obligations Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Existing Credit Agreement, the New Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory having an aggregate value of more than $5,000,000 to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent.

          SECTION 4.10. LIMITATION ON MODIFICATION OF ACCOUNTS. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its good faith business judgment.

          SECTION 4.11. INSURANCE. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to

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                                                                              23

the Inventory and Equipment in accordance with Section 5.07 of the Existing Credit Agreement and Section 5.07 of the New Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Existing Agreement Event of Default or a New Agreement Event of Default, of making, settling and adjusting claims in respect of Guaranteed Obligations Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Existing Agreement Event of Default or any New Agreement Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Guaranteed Obligations secured hereby.

          SECTION 4.12. LEGEND. If requested by the Collateral Agent, each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein. The Borrower shall, whether or not requested by the Collateral Agent, legend, in form and manner satisfactory to the Collateral Agent, all Accounts representing Indebtedness under the Intercompany Loan Agreement and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

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                                                                              24

          SECTION 4.13. COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT GUARANTEED OBLIGATIONS COLLATERAL. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by such Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, (or for the registration of any such Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

          (g) In the event that any Grantor has reason to believe that any Guaranteed Obligations Collateral consisting of a Patent, Trademark or Copyright material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all

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                                                                              26

damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Guaranteed Obligations Collateral.

          (h) Upon and during the continuance of an Existing Agreement Event of Default or a New Agreement Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

          SECTION 4.14. OTHER ACTIONS. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Guaranteed Obligations Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Guaranteed Obligations Collateral:

          (a) INSTRUMENTS. If any Grantor shall at any time hold or acquire any instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent reasonably may from time to time specify.

          (b) DEPOSIT ACCOUNTS. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor, pursuant to an agreement in a form satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account. The provisions of this paragraph shall not apply to (A) any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral

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                                                                              27

     Agent for the specific purpose set forth therein, (B) Deposit Accounts for which the Collateral Agent is the depositary bank or (C) any Deposit Account which holds assets with an aggregate value of less than $10,000,000; PROVIDED, HOWEVER, that the Borrower shall have used and shall use its reasonable best efforts to enter into an agreement of the type described in clause (i) of this Section 4.14(b) with respect to any Deposit Account that holds assets with an aggregate value of more than $1,000,000 but less than $10,000,000.

          (c) INVESTMENT PROPERTY. Except to the extent otherwise provided under the Pledge Agreement, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any Securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directed by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such Securities, without further consent of any Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owner of the Securities. If any Securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, to the extent required by Section 5 hereof and at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such Securities Intermediary or (as the case may be) Commodity Intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such Securities Intermediary as to such Securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any Commodity Contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or
     (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.

          (d) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in
     Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

          (e) LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the Proceeds of any drawing under the letter of credit are to be paid to the applicable pledgor unless an Existing Agreement Event of Default or a New

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                                                                              29

     Agreement Event of Default has occurred and is continuing.

          (f) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

                                    ARTICLE V

                                   COLLECTIONS

          SECTION 5. SECURITIES ACCOUNTS. The Grantors shall have, within 75 days after the Original Agreement Execution Date, caused any financial intermediary through which they hold Permitted Investments to enter into a control agreement in respect of such Permitted Investments for the benefit of the Secured Parties in a form reasonably acceptable to the Collateral Agent; PROVIDED, that (i) no such control agreement shall have been or shall be required for any bank account so long as such bank account does not hold more than $1 million, (ii) the Grantors shall have used and shall use their reasonable best efforts to enter into such a control agreement with respect to any bank account holding more than $1 million but less than $10 million (but the time limit stated above shall not apply) and (iii) the Grantors shall in any event not have allowed or shall in any event not allow $10 million or more to have remained or remain for more than five days in any bank account that did not become subject or is not subject to such a control agreement.

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                                                                              30

                                   ARTICLE VI

                                    REMEDIES

          SECTION 6.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Existing Agreement Event of Default or a New Agreement Event of Default, each Grantor agrees to deliver each item of Guaranteed Obligations Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Guaranteed Obligations Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Guaranteed Obligations Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Guaranteed Obligations Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Guaranteed Obligations Collateral and without liability for trespass to enter any premises where the Guaranteed Obligations Collateral may be located for the purpose of taking possession of or removing the Guaranteed Obligations Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Guaranteed Obligations Collateral, at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Guaranteed Obligations Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Guaranteed

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                                                                              31

Obligations Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Guaranteed Obligations Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Guaranteed Obligations Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Guaranteed Obligations Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Guaranteed Obligations Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Guaranteed Obligations Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Guaranteed Obligations Collateral is made on credit or for future delivery, the Guaranteed Obligations Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Guaranteed Obligations Collateral so sold and, in case of any such failure, such Guaranteed Obligations Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made

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                                                                              32

pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Guaranteed Obligations Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Guaranteed Obligations Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Guaranteed Obligations Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Existing Agreement Events of Default and all New Agreement Events of Default Agreement shall have been remedied and the Guaranteed Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Guaranteed Obligations Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. To the extent permitted by applicable law any sale pursuant to the provisions of this
Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

          SECTION 6.02. APPLICATION OF PROCEEDS. The Collateral Agent shall apply the proceeds of any collection or sale of the Guaranteed Obligations Collateral, as well as any Guaranteed Obligations Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by either Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Guaranteed Obligations, including all court

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                                                                              33

     costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by either Administrative Agent or the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the New Agreement Guaranteed Obligations (the amounts so applied to be distributed among the New Agreement Secured Parties PRO RATA in accordance with the amounts of the New Agreement Guaranteed Obligations owed to them on the date of any such distribution);

          THIRD, to the payment in full of the Existing Agreement Guaranteed Obligations (the amounts so applied to be distributed among the Existing Agreement Secured Parties PRO RATA in accordance with the amounts of the Existing Agreement Guaranteed Obligations owed to them on the date of any such distribution); and

          FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Guaranteed Obligations Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Guaranteed Obligations Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 6.03. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the

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                                                                              34

Grantors) to use, license or sub-license any of the Guaranteed Obligations Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, solely upon the occurrence and during the continuation of an Existing Agreement Event of Default or a New Agreement Event of Default; PROVIDED that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of such Event of Default.

                                   ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Existing Credit Agreement (with respect to the Existing Lenders) and Section 9.01 of the New Credit Agreement (with respect to the New Lenders). All communications and notices hereunder to any Subsidiary Grantor shall be given to it at its address or telecopy number set forth on
Schedule I hereto, with a copy to the Borrower.

          SECTION 7.02. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Existing Credit Agreement, the New Credit Agreement any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Existing Credit Agreement, the New Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or

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                                                                              35

consent under or departure from any guarantee, securing or guaranteeing all or any of the Guaranteed Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Guaranteed Obligations or this Agreement.

          SECTION 7.03. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making by the Lenders of any Loans and other extensions of credit contemplated by the Credit Agreements, regardless of any investigation made by the Lenders or on their behalf and shall continue in full force until this Agreement shall terminate.

          SECTION 7.04. BINDING EFFECT; SEVERAL AGREEMENT. Subject to the conditions set forth in Section 7.18 hereof, this Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Guaranteed Obligations Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Existing Credit Agreement or the New Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 7.05. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any

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                                                                              36

Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 7.06. COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Accounts Receivable or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Guaranteed Obligations Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Existing Credit Agreement) under the Existing Credit Agreement (the "EXISTING INDEMNITEES") and the other Indemnitees (as defined in Section 9.03 of the New Credit Agreement) under the New Credit Agreement (the "NEW INDEMNITEES", and together with the Existing Indemnitees, the "INDEMNITEES") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Guaranteed Obligations Collateral, whether or not any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee.

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                                                                              37

          (c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable within 10 days of written demand therefor.

          SECTION 7.07. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Existing Agreement Event of Default or a New Agreement Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Guaranteed Obligations Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Guaranteed Obligations Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Guaranteed Obligations Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Guaranteed Obligations Collateral or to enforce any rights in respect of any Guaranteed Obligations Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Guaranteed Obligations Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and
(h) to use, sell, assign, transfer, pledge, make any agreement with respect

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                                                                              38

to or otherwise deal with all or any of the Guaranteed Obligations Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Guaranteed Obligations Collateral for all purposes; PROVIDED, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Guaranteed Obligations Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

          SECTION 7.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7.09. WAIVERS; AMENDMENT. (a) No failure or delay of the Collateral Agent, either Administrative Agent, either Issuing Bank or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Banks, the Administrative Agents and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit under either Credit Agreement shall not be construed as a waiver of any

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                                                                              39

Default (as defined in each Credit Agreement) under either Credit Agreement. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Existing Credit Agreement (with respect to the Existing Lenders) and Section 9.02 of the New Credit Agreement (with respect to the New Lenders).

          SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

          SECTION 7.11. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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                                                                              40

          SECTION 7.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 7.13. HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 7.14. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agents, the Issuing Banks or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to

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                                                                              41

the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process by mail in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.15. TERMINATION. This Agreement and the Security Interest shall terminate when all the Guaranteed Obligations have been indefeasibly paid in full, the Commitments (as defined in each Credit Agreement) under each Credit Agreement have expired or been terminated, the LC Exposure under each Credit Agreement has been reduced to zero and the Issuing Banks have no further commitment to issue Letters of Credit under either Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Subsidiary Grantors shall reasonably request to evidence such termination. Upon the written request of a Grantor, the Collateral Agent will execute appropriate financing statement amendments to confirm that assets otherwise listed thereon are Excluded Collateral. Any execution and delivery of termination statements or documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Guaranteed Obligations Collateral of such Grantor shall be automatically released in the event that all the capital stock of such Grantor shall be sold, transferred or otherwise disposed of to a person that is not the Borrower or an Affiliate of the Borrower in accordance with the terms of the Credit Agreements; PROVIDED that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Existing Credit Agreement or the New Credit Agreement, as the case may be) and the terms of such consent did not provide otherwise. If any of the Guaranteed Obligations Collateral shall be sold or disposed of to a Person other than another Grantor in a transaction (a) permitted under each Credit Agreement, (b) consented to by the Required Lenders (or such greater number of Existing Lenders or New Lenders the consent of which is required under the applicable Credit Agreement) or (c) consummated on terms no less favorable than contemplated by the Restructuring

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                                                                              42

(as defined in the Credit Agreements), PROVIDED, HOWEVER, in the case of this clause (c) that the proceeds of such transaction are applied in the manner contemplated by the Restructuring, then such Guaranteed Obligations Collateral shall be automatically released from the Lien created hereunder and, in connection therewith, the Collateral Agent, at the request and sole expense of the relevant Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Guaranteed Obligations Collateral.

          SECTION 7.16. ADDITIONAL SUBSIDIARY GRANTORS. Pursuant to Section 5.12 of the Existing Credit Agreement and Section 5.12 of the New Credit Agreement, each Subsidiary Loan Party that was not in existence or was not a Subsidiary Loan Party on the date of the respective Credit Agreement is required to enter into this Agreement as a Subsidiary Grantor. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Grantor hereunder with the same force and effect as if originally named as a Subsidiary Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Grantor as a party to this Agreement.

          SECTION 7.17. COMPLIANCE WITH LAWS. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Licenses or any license, permit, certificate or authorization of the Federal Communications Commission ("FCC") or any other federal, state or local regulatory or governmental bodies applicable to or having jurisdiction over the Grantors unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other communications authority, have been satisfied and, to the extent applicable, any action taken with respect to, concerning or affecting the Guaranteed Obligations Collateral, directly or indirectly, or any Security Interest granted therein by the Collateral Agent and the Secured Parties shall be subject to any required approval of the FCC and any state or local communications regulatory authority and all applicable communications laws.

          SECTION 7.18. EFFECTIVENESS. This Agreement shall become effective on the first date on which the following conditions shall have been satisfied, which date shall be in no event later than August 31, 2002 (the "EFFECTIVE DATE"): (a) the Restructuring of the Borrower shall have been consummated on the terms set forth on Annex I to the Third Amendment, as amended in accordance with its terms, (b) the Reorganization Consummation Date shall have occurred and (c) the Collateral Agent shall have received counterparts of this Agreement that bear the signatures of the Collateral Agent and all of the Grantors.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           MCLEODUSA INCORPORATED,


                                            by /s/ Chris A. Davis
                                               -----------------------------
                                               Name: Chris A. Davis
                                               Title: Chief Operating and
                                                      Financial Officer


                                           EACH OF THE SUBSIDIARY GRANTORS
                                           LISTED ON SCHEDULE I HERETO,


                                            by /s/ Chris A. Davis
                                               ------------------------
                                               Name: Chris A. Davis
                                               Title:  Authorized Signatory


                                           JPMORGAN CHASE BANK, as
                                           Collateral Agent,


                                            by /s/ John Kowalczuk
                                               ------------------------
                                               Name: John Kowalczuk
                                               Title: Vice President

                                                               Schedule I to the
                                         Amended and Restated Security Agreement


                               SUBSIDIARY GRANTORS

The following subsidiaries of McLeodUSA Incorporated, all of which utilize the McLeodUSA headquarters address of McLeodUSA Technology Park, 6400 C Street, SW, Cedar Rapids, Iowa 52406-3177, are all "Subsidiary Grantors" under the Amended and Restated Security Agreement.

McLeodUSA Holdings, Inc.
McLeodUSA Telecommunications Services, Inc.
McLeodUSA Market Response, Inc.
Consolidated Market Response, Inc.
McLeodUSA Telecom Development, Inc.
McLeodUSA Network Services, Inc.
McLeodUSA Purchasing, L.L.C.
McLeodUSA Integrated Business Systems, Inc.
McLeodUSA Public Services, Inc.
McLeodUSA Community Telephone, Inc.
Dakota Community Telephone, Inc.
McLeodUSA Information Services, Inc.
CapRock Communications Corp.
CapRock Telecommunications Corp.
CapRock Fiber Network, Ltd.
CapRock Telecommunications Leasing Corp.
CapRock Design Services, L.P.
CapRock Network Services, L.P.
Intelispan, Inc.
Devise Associates, Inc.

                                                              Schedule II to the
                                         Amended and Restated Security Agreement


                 U.S. COPYRIGHTS OWNED BY MCLEODUSA INCORPORATED

                          U.S. COPYRIGHT REGISTRATIONS

TITLE OF WORK                REG. NO.              AUTHOR

Simply the Best              SR 287-343            Gregg Hammann and
                                                   Mona Askalani


              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      None.

                        NON-U.S. COPYRIGHT REGISTRATIONS

                                      None.

             NON-U.S. PENDING COPYRIGHT APPLICATION FOR REGISTRATION

                                      None.

                                                              Schedule II to the
                                         Amended and Restated Security Agreement


                U.S. COPYRIGHTS OWNED BY ALL GRANTORS (OTHER THAN
                             MCLEODUSA INCORPORATED)

                          U.S. COPYRIGHT REGISTRATIONS

                                      None.

              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      None.

                        NON-U.S. COPYRIGHT REGISTRATIONS

                                      None.

             NON-U.S. PENDING COPYRIGHT APPLICATION FOR REGISTRATION

                                      None.

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                                    LICENSES

                                     PART 1

            LICENSES/SUBLICENSES OF ALL GRANTORS (OTHER THAN MCLEODUSA
             TELECOMMUNICATIONS SERVICES, INC. AND MCLEODUSA NETWORK
                   SERVICES, INC.) AS LICENSOR ON DATE HEREOF

                                  A. COPYRIGHTS

                                 U.S. COPYRIGHTS

                 Shrink-wrap and other non-exclusive information
                     technology licenses in connection with
                 information technology applications used in the
                           ordinary course of business

                               NON-U.S. COPYRIGHTS

                                      None.

                                   B. PATENTS

                                  U.S. PATENTS

                                      None.

                            U.S. PATENT APPLICATIONS

                                      None.

                                NON-U.S. PATENTS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.


                                  C. TRADEMARKS

                                 U.S. TRADEMARKS

                                      None.

                           U.S. TRADEMARK APPLICATIONS

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                                      None.

                               NON-U.S. TRADEMARKS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                    D. OTHERS

                                      None.

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                                    LICENSES

                                     PART 1

              LICENSES/SUBLICENSES OF MCLEODUSA TELECOMMUNICATIONS
                    SERVICES, INC. AS LICENSOR ON DATE HEREOF

                                  A. COPYRIGHTS

                                 U.S. COPYRIGHTS

                 Shrink-wrap and other non-exclusive information
                     technology licenses in connection with
            information technology applications used in the ordinary
                               course of business

                               NON-U.S. COPYRIGHTS

                                      None.


                                   B. PATENTS

                                  U.S. PATENTS

                                      None.

                            U.S. PATENT APPLICATIONS

                                      None.

                                NON-U.S. PATENTS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.


                                  C. TRADEMARKS

                                 U.S. TRADEMARKS

                                      None.

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                           U.S. TRADEMARK APPLICATIONS

LICENSEE               DATE OF
NAME                   LICENSE/     U.S.             DATE          APPLICATION
AND ADDRESS            SUBLICENSE   MARK             FILED         NO.

Quality Consulting,    August 7,    KnowledgePortal  06/01/99      75717573
Inc.                   2001
2750 First Avenue
NE
Suite 424
Cedar Rapids, IA
52402


                               NON-U.S. TRADEMARKS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                    D. OTHERS

               [SKADDEN - Please list authority from governments to place and operate our network and to provide telecommunications services]

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                                    LICENSES

                                     PART 1

                    LICENSES/SUBLICENSES OF MCLEODUSA NETWORK
                    SERVICES, INC. AS LICENSOR ON DATE HEREOF


                                  A. COPYRIGHTS

                                 U.S. COPYRIGHTS

                 Shrink-wrap and other non-exclusive information
                     technology licenses in connection with
            information technology applications used in the ordinary
                               course of business

                               NON-U.S. COPYRIGHTS

                                      None.


                                   B. PATENTS

                                  U.S. PATENTS

                                      None.

                            U.S. PATENT APPLICATIONS

                                      None.

                                NON-U.S. PATENTS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.


                                  C. TRADEMARKS

                                 U.S. TRADEMARKS

             Oral non-exclusive permission granted to James Petro to
                  use the corporate name "NewCom Technologies".

                           U.S. TRADEMARK APPLICATIONS

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                                      None.

                               NON-U.S. TRADEMARKS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                    D. OTHERS

               [SKADDEN - Please list authority from governments to place and operate our network and to provide telecommunications services]

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                                    LICENSES

                                     PART 2

            LICENSES/SUBLICENSES OF ALL GRANTORS AS LICENSEE ON DATE
                                     HEREOF

                                  A. COPYRIGHTS

                                 U.S. COPYRIGHTS

                 Shrink-wrap and other non-exclusive information
                     technology licenses in connection with
            information technology applications used in the ordinary
                               course of business

                               NON-U.S. COPYRIGHTS

                                      None.

                                   B. PATENTS

                                  U.S. PATENTS

                                      None.

                            U.S. PATENT APPLICATIONS

                                      None.

                                NON-U.S. PATENTS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.


                                  C. TRADEMARKS

                                 U.S. TRADEMARKS

                                      None.

                                                             Schedule III to the
                                         Amended and Restated Security Agreement


                           U.S. TRADEMARK APPLICATIONS

                                      None.

                               NON-U.S. TRADEMARKS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                    D. OTHERS

                                      None.

                                                              Schedule IV to the
                                         Amended and Restated Security Agreement


          PATENTS OWNED BY MCLEODUSA TELECOMMUNICATIONS SERVICES, INC.


                            U.S. PATENT REGISTRATIONS

                                      None.

                            U.S. PATENT APPLICATIONS

                       PATENT              FILING DATE
                       APPLICATION NO.

                       09/540,195          3/31/00

                       09/540,346          3/31/00

                       09/540,195          3/31/00

                       09/579,150          05/25/00

                          NON-U.S. PATENT REGISTRATIONS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.

                                                              Schedule IV to the
                                         Amended and Restated Security Agreement


                        PATENTS OWNED BY INTELISPAN, INC.

                            U.S. PATENT REGISTRATIONS

                                      None.

                            U.S. PATENT APPLICATIONS

                                      None.

                      U.S. PROVISIONAL PATENT APPLICATIONS

                         ATTORNEY DOCKET NO.           FILING DATE

                         19621A-000200US          January 2001


                          NON-U.S. PATENT REGISTRATIONS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.

                                                              Schedule IV to the
                                         Amended and Restated Security Agreement


               PATENTS OWNED BY ALL GRANTORS (OTHER THAN MCLEODUSA
             TELECOMMUNICATIONS SERVICES, INC. AND INTELISPAN, INC.)

                            U.S. PATENT REGISTRATIONS

                                      None.

                            U.S. PATENT APPLICATIONS

                                      None.

                          NON-U.S. PATENT REGISTRATIONS

                                      None.

                          NON-U.S. PATENT APPLICATIONS

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


              TRADEMARK/TRADE NAMES OWNED BY CAPROCK COMMUNICATIONS
                                      CORP.

                          U.S. TRADEMARK REGISTRATIONS

                                      None.

                           U.S. TRADEMARK APPLICATIONS

                                      None.

                          STATE TRADEMARK REGISTRATIONS

                                      None.

                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


            TRADEMARK/TRADE NAMES OWNED BY CAPROCK TELECOMMUNICATIONS
                                      CORP.

                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE            REG. NO.

CAPROCK COMMUNICATIONS                 9/07/99              2276194
WE GO BEYOND

CAPROCK COMMUNICATIONS                 9/14/99              2278202
WE GO BEYOND W/STYLIZED "C"

WE GO BEYOND                           2/13/01              2427857


                           U.S. TRADEMARK APPLICATIONS

                                      None.

                          STATE TRADEMARK REGISTRATIONS

                                      None.

                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


               TRADEMARK/TRADE NAMES OWNED BY CONSOLIDATED MARKET
                                  RESPONSE INC.

                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE            REG. NO.

CONSOLIDATED MARKET
RESPONSE                                2/17/98              2136588


                           U.S. TRADEMARK APPLICATIONS

                                      None.


                          STATE TRADEMARK REGISTRATIONS

                                      None.


                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.


                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


                 TRADEMARK/TRADE NAMES OWNED BY INTELISPAN, INC.

                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

Intelispan                              3/23/99              2233508

ExSPANd                                 3/21/00              2331001

TradeSPAN                               8/15/00              2376669


                           U.S. TRADEMARK APPLICATIONS

                                      None.


                          STATE TRADEMARK REGISTRATIONS

                                      None.


                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.


                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


                    TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA
                            COMMUNITY TELEPHONE, INC.


                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

DTG DAKOTA
TELECOMMUNICATIONS GROUP               11/30/99              2295383

(Registered owner is Dakota Telecommunications Group,
Inc. which changed its name to the above entity.)

                           U.S. TRADEMARK APPLICATIONS

                                      None.

                          STATE TRADEMARK REGISTRATIONS

                                      None.

                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


              TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA INCORPORATED

                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

MCLEOD                                  9/16/97              2097023

MCLEODUSA                                4/7/98              2149798

MCLEODUSA                                4/7/98              2149799

MCLEOD USA                              4/21/98              2151922

MCLEOD USA                              8/25/98              2183392

MCLEOD USA                              8/25/98              2183393

RUFFALOCODY                             2/23/99              2225179

TELE-FUN                               10/13/98              2196058

TELE-FUN                               10/13/98              2196059

TQE                                     5/30/95              1897116
(Registered owner is McLeod Telecommunications, Inc.
 which changed its name to the above entity.)

WE'RE SETTING YOUR WORLD
ON FIBER                                4/11/00              2341331

                           U.S. TRADEMARK APPLICATIONS

MARK                                   REG. DATE             REG. NO.

CALLEDGE                                9/05/00              78-024430

FASTDIRECT/DSL                         10/17/00              78-031036

FLEXVIEW                                1/03/01              78-041544

                          STATE TRADEMARK REGISTRATIONS

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.


                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

             TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA HOLDINGS, INC.

                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

ACCESS LONG DISTANCE
A TELECOMMUNICATIONS
CORPORATION                              4/4/95              1887486

CONSOLIDATED                             4/4/95              1887489

FIRST CELLULAR                          3/14/00              2327488

(Registered owner is Southern Illinois RSA Partnership
 composed of Cellular Corp., Centel Cellular of
Illinois, Inc., and Consolidated Communications, Inc.
 which changed its name to McLeodUSA Holdings, Inc.)

FROM VISION COME VALUES                 8/13/96              1993425
(Registered owner is Consolidated Communication Inc.
which changed its name to the above entity.)


                           U.S. TRADEMARK APPLICATIONS

MARK                                    FILING DATE          APPLICATION NO.

ONE SIMPLE CONNECTION                    10/31/01               76-332376


                          STATE TRADEMARK REGISTRATIONS

                                      None.


                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.


                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.


                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


                    TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA
                        TELECOMMUNICATIONS SERVICES, INC.

                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

ACCESS LONG DISTANCE                    3/26/96              1963744
(Registered owner is Access Communications, Inc. which
 dissolved into the above entity.)

CALLADVANTAGE                           6/13/95              1900124
(Registered owner is Midwest Fibernet, Inc. which merged into the above entity.)

CALLEDGE                               12/21/93              1813147

CCINET                                  5/20/97              2063931
(Registered owner is Consolidated Communications Telecom
 Services, Inc. which merged into the above entity.)

FINALLY, IT ALL FITS                    3/31/98              2148186
(Registered owner is Consolidated Communications Telecom
Services, Inc. which merged into the above entity.)

GLOBAL PATH                             1/27/98              2133469
(Registered owner is Communications Cable-Laying, Inc. The
above entity purchased all the assets of Communications Cable-Laying, Inc.)

MEMBERLINK                              11/7/95              1933703
(Registered owner is McLeod Telemanagement, Inc. which
changed its name to the above entity.)

ONE STOP                                 3/9/99              2229884
(Registered owner is One Stop Telecommunications, Inc. which dissolved into the above entity.)

OVATION COMMUNICATIONS                   3/2/99              2229054
(Registered owner is Ovation Communications, Inc. which
dissolved into the above entity.)

PRIMELINE                               11/7/95              1933705
(Registered owner is McLeod Telemanagement, Inc. which
changed its name to the above entity.)

RATERIZER                              10/31/95              1931808
(Registered owner is McLeod Telemanagement, Inc. which
changed its name to the above entity.)

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


TMO                                     3/11/97              2043980

(Registered owner is McLeod Telemanagement, Inc. which changed its name to the above entity.)

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

                           U.S. TRADEMARK APPLICATIONS


MARK                                 FILING DATE           APPLICATION NO.

KNOWLEDGEPORTAL                        6/1/99                 75-717573

                          STATE TRADEMARK REGISTRATIONS

                                      None.

                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

         TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA MARKET RESPONSE. INC.


                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

CAMPUSCALL                               6/7/94              1838820

VIEWERCALL                               1/2/96              1945600

CAMPUSCALL                              8/13/96              1992581

MEMBERCALL                             12/15/98              2210843

MEMBERCALL                             12/15/98              2210844

(Registered owner of the above trademarks is Ruffalo, Cody & Associates, Inc. which changed its name to the above entity.)


                           U.S. TRADEMARK APPLICATIONS

MARK                                    FILING DATE          APPLICATION NO.

CUSTOMCALL                               7/22/99                75-757394


                          STATE TRADEMARK REGISTRATIONS

                                      None.

                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


                TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA NETWORK
                                 SERVICES, INC.


                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

NEWCOM TECHNOLOGIES                    10/21/97              2107017

NEWCOM TECHNOLOGIES                    10/21/97              2107018

NEWCOM COMPANIES                       10/21/97              2107506

(Registered owner of above trademarks is Newcom
Technologies, Inc. which dissolved into the above entity.)


                           U.S. TRADEMARK APPLICATIONS

                                      None.

                          STATE TRADEMARK REGISTRATIONS

                                      None.

                        NON-U.S. TRADEMARK REGISTRATIONS

                                      None.

                         NON-U.S. TRADEMARK APPLICATIONS

                                      None.

                                   TRADE NAMES

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

              TRADEMARK/TRADE NAMES OWNED BY MCLEODUSA INFORMATION
                                 SERVICES, INC.


                          U.S. TRADEMARK REGISTRATIONS

MARK                                   REG. DATE             REG. NO.

A CARRIER OF WISDOM                    11/23/99              2294674

A CARRIER OF WISDOM                     9/14/99              2278397

ATM-TO-THE-EDGE                         2/27/01              2430766

ATM-TO-THE-EDGE                         2/27/01              2430763

SPLITROCK                               9/21/99              2279896

SPLITROCK                               8/17/99              2271096

SPLITROCK                               6/27/00              2363059

(Registered owner of the above trademarks is Splitrock
Services, Inc. which changed its name to the above entity.)


                           U.S. TRADEMARK APPLICATIONS

                                      None.


                          STATE TRADEMARK REGISTRATIONS

                                      None.

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


                        NON-U.S. TRADEMARK REGISTRATIONS

COUNTRY                MARK                               REG. DATE        REG. NO.
--------------------   -------------------------------    ---------        --------
AUSTRALIA              A CARRIER OF WISDOM                7/9/99           779155

CHILE                  A CARRIER OF WISDOM                7/23/99

CHILE                  A CARRIER OF WISDOM                7/23/99

COLOMBIA               A CARRIER OF WISDOM                5/31/99          219.091

COSTA RICA             A CARRIER OF WISDOM                8/4/99           114996

COSTA RICA             A CARRIER OF WISDOM                8/4/99           114997

EUROPEAN UNION         A CARRIER OF WISDOM                2/16/00          989616

GUATEMALA              A CARRIER OF WISDOM                5/25/99          95.670

GUATEMALA              A CARRIER OF WISDOM                5/25/99          95.684

MEXICO                 A CARRIER OF WISDOM                2/24/99          601534

NICARAGUA              A CARRIER OF WISDOM                10/11/99

PERU                   A CARRIER OF WISDOM                5/15/99          00017186

PERU                   A CARRIER OF WISDOM                8/29/99          00018977

RUSSIA                 A CARRIER OF WISDOM                2/28/00          293-00 DNPI

RUSSIA                 A CARRIER OF WISDOM                2/28/00          294-00 DNPI

AUSTRALIA              SPLITROCK                          8/21/98          756757

ARGENTINA              SPLITROCK                          4/15/99          1731173

ARGENTINA              SPLITROCK                          4/15/99          1731174

CHILE                  SPLITROCK                          9/17/98          522006

CHILE                  SPLITROCK                          9/17/98          522007

CHINA                  SPLITROCK                          8/21/99          1307282

COLOMBIA               SPLITROCK                          11/25/98         214319

COLOMBIA               SPLITROCK                          11/25/98         214421

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


COUNTRY                MARK                               REG. DATE        REG. NO
--------------------   -------------------------------    ---------        -------
COSTA RICA             SPLITROCK                          12/14/98         110714

COSTA RICA             SPLITROCK                          12/14/98         110744

ECUADOR                SPLITROCK                          2/7/00           68-00 DNP1

ECUADOR                SPLITROCK                          2/28/00          69-00 DNPI

FEDERATION OF RUSSIA   SPLITROCK                          1/11/00          183263

HONDURAS               SPLITROCK                                           5201/453/9

HONDURAS               SPLITROCK                          3/30/99          5202/454/9

NICARAGUA              SPLITROCK                          11/4/98          39.304C.C

NICARAGUA              SPLITROCK                          11/4/98          39.305C.C

PERU                   SPLITROCK                          8/10/99          00018455

RUSSIA                 SPLITROCK                          1/11/00          183263

SOUTH KOREA            SPLITROCK                          10/20/99         57179

TAIWAN                 SPLITROCK                          2/1/99           107029

TAIWAN                 SPLITROCK                          4/15/99          108798

THAILAND               SPLITROCK                          9/18/97          BOR8283

THAILAND               SPLITROCK                          7/12/99          BOR8294

ARGENTINA              SPLITROCK (WITH TRIANGLE DESIGN)   2/24/00          1776227

AUSTRALIA              SPLITROCK (WITH TRIANGLE DESIGN)   4/6/99           778599

CHILE                  SPLITROCK (WITH TRIANGLE DESIGN)   7/23/99

CHILE                  SPLITROCK (WITH TRIANGLE DESIGN)   7/23/99

CHINA                  SPLITROCK (WITH TRIANGLE DESIGN)   9/14/99          1314917

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

Country                Mark                               Reg. Date        Reg. No
--------------------   -------------------------------    ---------        -------
COSTA RICA             SPLITROCK (WITH TRIANGLE DESIGN)   8/4/99           114974

COSTA RICA             SPLITROCK (WITH TRIANGLE DESIGN)   8/4/99           114980

GUATEMALA              SPLITROCK (WITH TRIANGLE DESIGN)   5/18/99          94107

GUATEMALA              SPLITROCK (WITH TRIANGLE DESIGN)   8/13/99          94762

MEXICO                 SPLITROCK (WITH TRIANGLE DESIGN)   4/28/99          607425

MEXICO                 SPLITROCK (WITH TRIANGLE DESIGN)   4/20/99          609029

NICARAGUA              SPLITROCK (WITH TRIANGLE DESIGN)   10/11/99

NICARAGUA              SPLITROCK (WITH TRIANGLE DESIGN)   10/11/99

PERU                   SPLITROCK (WITH TRIANGLE DESIGN)   4/14/99          00017455

PERU                   SPLITROCK (WITH TRIANGLE DESIGN)   8/10/99          00018459

RUSSIA                 SPLITROCK (WITH TRIANGLE DESIGN)   2/28/00          294-00 DNPI

RUSSIA                 SPLITROCK (WITH TRIANGLE DESIGN)   2/28/00          295-00 DNPI

SOUTH KOREA            SPLITROCK (WITH TRIANGLE DESIGN)   11/25/99         0019461

THAILAND               SPLITROCK (WITH TRIANGLE DESIGN)   12/22/99         BOR9147

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

Country                Mark                               Reg. Date        Reg. No
--------------------   -------------------------------    ---------        -------
ARGENTINA              A CARRIER OF WISDOM                12/3/98          2190645

ARGENTINA              A CARRIER OF WISDOM                12/3/98          2190646

BRAZIL                 A CARRIER OF WISDOM                12/16/98         821097644

BRAZIL                 A CARRIER OF WISDOM                12/16/98         821097652

CANADA                 A CARRIER OF WISDOM                12/3/98          898359

CHINA                  A CARRIER OF WISDOM                12/19/98         9800142707

CHINA                  A CARRIER OF WISDOM                12/18/98         9800142708

COLOMBIA               A CARRIER OF WISDOM                11/25/98         98-069.636

ECUADOR                A CARRIER OF WISDOM                11/24/98         92365

ECUADOR                A CARRIER OF WISDOM                11/24/98         92368

EL SALVADOR            A CARRIER OF WISDOM                12/1/98          7552-98

EL SALVADOR            A CARRIER OF WISDOM                12/1/98          7553-98

EUROPEAN UNION         A CARRIER OF WISDOM                11/19/98         989616

FEDERATION OF RUSSIA   A CARRIER OF WISDOM                11/19/98         98718343

HONDURAS               A CARRIER OF WISDOM                11/24/98         15018-98

HONDURAS               A CARRIER OF WISDOM                11/24/98         15019-98

HONG KONG              A CARRIER OF WISDOM                12/2/98          15825-98

HONG KONG              A CARRIER OF WISDOM                12/2/98          15826-98

JAPAN                  A CARRIER OF WISDOM                11/25/98         HEI101011483

JAPAN                  A CARRIER OF WISDOM                11/25/98         HEI101011484

MEXICO                 A CARRIER OF WISDOM                1/5/99           359202

NICARAGUA              A CARRIER OF WISDOM                12/14/98         98-04603

POLAND                 A CARRIER OF WISDOM                11/20/98         Z-194644

SOUTH KOREA            A CARRIER OF WISDOM                11/24/98         98-9686

SOUTH KOREA            A CARRIER OF WISDOM                11/25/98         15826/98

                                                               Schedule V to the
                                         Amended and Restated Security Agreement


Country                Mark                               Reg. Date        Reg. No
--------------------   -------------------------------    ---------        -------
TAIWAN                 A CARRIER OF WISDOM                11/21/98         8756313

TAIWAN                 A CARRIER OF WISDOM                11/21/98         8756314

THAILAND               A CARRIER OF WISDOM                12/22/98         376934

THAILAND               A CARRIER OF WISDOM                12/22/98         376935

VENEZUELA              A CARRIER OF WISDOM                11/27/98         98-022159

VENEZUELA              A CARRIER OF WISDOM                11/27/98         98-022160

BRAZIL                 SPLITROCK                          3/18/98          820553581

BRAZIL                 SPLITROCK                          4/16/98          820599760

CANADA                 SPLITROCK                          3/9/98           871543

CHINA                  SPLITROCK                          3/18/98          9800023239

ECUADOR                SPLITROCK                          3/9/98           85781

ECUADOR                SPLITROCK                          3/9/98           85782

EL SALVADOR            SPLITROCK                          3/13/98          1510-98

EL SALVADOR            SPLITROCK                          3/13/98          1511-98

GUATEMALA              SPLITROCK                          3/16/98          98-1986

GUATEMALA              SPLITROCK                          3/16/98          98-1987

HONG KONG              SPLITROCK                          3/10/98          3027/98

HONG KONG              SPLITROCK                          3/10/98          3028/98

JAPAN                  SPLITROCK                          3/10/98          HEI1020128

JAPAN                  SPLITROCK                          3/10/98          HEI1020129

MEXICO                 SPLITROCK                          3/17/98          326242

MEXICO                 SPLITROCK                          3/17/98          326243

POLAND                 SPLITROCK                          3/12/98          Z-184504

VENEZUELA              SPLITROCK                          3/10/98          98-003997

VENEZUELA              SPLITROCK                          3/10/98          98-003998

ARGENTINA              SPLITROCK (WITH TRIANGLE DESIGN)   11/26/98         2189167

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

Country                Mark                               Reg. Date        Reg. No
--------------------   -------------------------------    ---------        -------
BRAZIL                 SPLITROCK (WITH TRIANGLE DESIGN)   12/16/98         821097580

BRAZIL                 SPLITROCK (WITH TRIANGLE DESIGN)   12/16/98         821097660

CANADA                 SPLITROCK (WITH TRIANGLE DESIGN)   12/3/98          898360

CHINA                  SPLITROCK (WITH TRIANGLE DESIGN)   12/14/98         980140699

COLOMBIA               SPLITROCK (WITH TRIANGLE DESIGN)   11/25/98         98-069633

COLOMBIA               SPLITROCK (WITH TRIANGLE DESIGN)   11/25/98         98-069634

ECUADOR                SPLITROCK (WITH TRIANGLE DESIGN)   11/24/98         92366

ECUADOR                SPLITROCK (WITH TRIANGLE DESIGN)   11/24/98         92367

EL SALVADOR            SPLITROCK (WITH TRIANGLE DESIGN)   12/1/98          7554-98

EL SALVADOR            SPLITROCK (WITH TRIANGLE DESIGN)   12/1/98          7555-98

EUROPEAN UNION         SPLITROCK (WITH TRIANGLE DESIGN)   11/19/98         989640

FEDERATION OF RUSSIA   SPLITROCK (WITH TRIANGLE DESIGN)   11/18/98         98718281

HONDURAS               SPLITROCK (WITH TRIANGLE DESIGN)   11/24/98         15016-98

HONDURAS               SPLITROCK (WITH TRIANGLE DESIGN)   11/24/98         15017-98

HONG KONG              SPLITROCK (WITH TRIANGLE DESIGN)   11/26/98         15634/98

HONG KONG              SPLITROCK (WITH TRIANGLE DESIGN)   11/26/98         15635/98

JAPAN                  SPLITROCK (WITH TRIANGLE DESIGN)   11/25/98         HEI10101481

JAPAN                  SPLITROCK (WITH TRIANGLE DESIGN)   11/25/98         HEI10101482

POLAND                 SPLITROCK (WITH TRIANGLE DESIGN)   11/20/88         Z-194643

                                                               Schedule V to the
                                         Amended and Restated Security Agreement

Country                Mark                               Reg. Date       Reg. No
--------------------   -------------------------------    ---------       -------
TAIWAN                 SPLITROCK (WITH TRIANGLE DESIGN)   11/23/98        87-056416

TAIWAN                 SPLITROCK (WITH TRIANGLE DESIGN)   11/23/98        87-056417

THAILAND               SPLITROCK (WITH TRIANGLE DESIGN)   12/16/98        376545

VENEZUELA              SPLITROCK (WITH TRIANGLE DESIGN)   11/27/98        98-022157

VENEZUELA              SPLITROCK (WITH TRIANGLE DESIGN)   11/27/98        98-022158

(Registered owner of the above non-U.S. trademarks is Splitrock
Services, Inc. which changed its name to McLeodUSA Information
Services, Inc.)

                                   TRADE NAMES

                                      None

                                                              Schedule VI to the
                                         Amended and Restated Security Agreement

                          DESIGNATED HEDGING AGREEMENTS

                                      None.

                                                                  Annex 1 to the
                                                              Security Agreement

                    SUPPLEMENT NO. __ dated as of [         ], to the Amended
               and Restated Security Agreement dated as of April 16, 2002 (the "SECURITY AGREEMENT"), among MCLEODUSA INCORPORATED, a Delaware corporation (the "BORROWER"), the Subsidiaries of the Borrower listed on Schedule I thereto or becoming a party thereto as provided in Section 7.16 thereto, and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank) ("JPMORGAN CHASE"), as Collateral Agent for the Secured Parties (as defined in the Security Agreement).

          A. Reference is made to (a) the Credit Agreement dated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT") among the Borrower, the lenders from time to time party thereto (the "EXISTING LENDERS"), and JPMorgan Chase (f/k/a The Chase Manhattan Bank), as Administrative Agent and Collateral Agent, (b) the Credit Agreement dated as of April 16, 2002 (as amended, supplemented or otherwise modified from time to time, the "NEW CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS") among the Borrower, the lenders from time to time party thereto (the "NEW LENDERS", and together with the Existing Lenders, the "LENDERS") and JPMorgan Chase, as Administrative Agent and Collateral Agent, and (c) the Security Agreement.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreements, as applicable. To the extent of any conflict between the Existing Credit Agreement and the New Credit Agreement, the definitions contained in the New Credit Agreement shall control. The term "COLLATERAL AGENT" shall mean JPMorgan Chase, as collateral agent under this Agreement, the Existing Credit Agreement, the New Credit Agreement and the Security Agreement.

          C. The Grantors have entered into the Security Agreement in order to induce the Existing Lenders to keep the Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (the "EXISTING AGREEMENT LOANS") outstanding and in order to induce the Issuing Bank (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (the

"EXISTING AGREEMENT ISSUING BANK") to keep the Letters of Credit (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (the "EXISTING AGREEMENT LETTERS OF CREDIT") outstanding and in order to induce the New Lenders to make Loans (as defined in the New Credit Agreement) under the New Credit Agreement (the "NEW AGREEMENT LOANS", and together with the Existing Agreement Loans, the "LOANS") and the Issuing Bank (as defined in the New Credit Agreement) under the New Credit Agreement (the "NEW AGREEMENT ISSUING BANK") to issue Letters of Credit (as defined in the New Credit Agreement) under the New Credit Agreement (the "NEW AGREEMENT LETTERS OF CREDIT", and together with the Existing Agreement Letters of Credit, the "LETTERS OF CREDIT"). Pursuant to
Section 5.12 of the Existing Credit Agreement and Section 5.12 of the New Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the respective Credit Agreement is required to enter into the Security Agreement as a Subsidiary Grantor upon becoming a Subsidiary Loan Party. Section 7.16 of the Security Agreement provides that additional Subsidiary Loan Parties may become Subsidiary Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "NEW SUBSIDIARY GRANTOR") is executing this Supplement in accordance with the requirements of the New Credit Agreement to become a Subsidiary Grantor under the Subsidiary Agreement in consideration for the Existing Lenders keeping the Existing Loans outstanding and for the Existing Agreement Issuing Bank keeping the Existing Letters of Credit outstanding and in consideration for the New Lenders to issue the New Agreement Loans and the New Agreement Issuing Bank to issue the New Agreement Letters of Credit.

          Accordingly, the Collateral Agent and the New Subsidiary Grantor agree as follows:

          SECTION 1. In accordance with Section 7.16 of the Security Agreement, the New Subsidiary Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Subsidiary Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary Grantor, as security for the payment and performance in full of the Guaranteed Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary Grantor's right, title and interest in and to the Guaranteed Obligations Collateral (as defined in the Security Agreement) of the New Subsidiary Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Subsidiary Grantor. The Security Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Subsidiary Grantor hereby represents and warrants that set forth under its signature hereto, is the true and correct legal name of the New Subsidiary Grantor, its jurisdiction of formation and, if such New Subsidiary Grantor is not a "registered organization" under the New York UCC, the location of its chief executive office.

          SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Subsidiary Grantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

          SECTION 9. The New Subsidiary Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

          IN WITNESS WHEREOF, the New Subsidiary Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                               [Name of New Subsidiary Grantor],

                                                  by
                                                     ---------------------------
                                                     Name:
                                                     Title:
                                                     Address:


                                               JPMORGAN CHASE BANK, as
                                               Collateral Agent,

                                                  by
                                                     ---------------------------
                                                     Name:
                                                     Title: